UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 5, 2014

(Date of earliest event reported)

ITT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue

White Plains, New York

(Address of principal executive offices)

10604

(Zip Code)

(914) 641-2000

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) On May 5, 2014, Mr. Robert J. Pagano, Jr. informed ITT Corporation (the “Company”) of his resignation, effective as May 26, 2014, as the Company’s Senior Vice President and President, Industrial Process. Mr. Pagano intends to join Watts Water Technologies, Inc. as its Chief Executive Officer and President.

The Company has appointed Mr. Aris C. Chicles, currently Executive Vice President, as its interim President, Industrial Process, effective as of May 26, 2014.

A press release issued by the Company announcing Mr. Pagano’s departure and Mr. Chicles’ appointment is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by ITT Corporation, dated May 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION (Registrant)

May 8, 2014	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President & General Counsel (Authorized Officer of Registrant)